FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


        Date of Report (Date of earliest event reported) October 13, 2005
                                                         ----------------

                            TRADESTAR SERVICES, INC.
                            ------------------------

                   formerly known as  Frontier Staffing, Inc.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


       Nevada                000-51229               51-0482104
    ---------------          ----------        --------------------------
    (State or other          (Commission       (IRS Employer File Number)
    jurisdiction of          File No.)
    incorporation)


             3451-A Candelaria NE, Albuquerque, New Mexico 87107
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (505) 872-3133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Tradestar Services, Inc. and its subsidiary.

Item 5.03- Amendment to Articles of Incorporation

We amended our Articles of Incorporation to change our name to Tradestar Services, Inc. The name change was effective on October 11, 2005. We remain a Nevada corporation. No other changes were made to our Articles of Incorporation.

Item 8.01- Other Events

Effective October 8, 2005, we changed the location of our principal office to 3451-A Candelaria NE, Albuquerque, New Mexico 87107. Our telephone number remains the same, (505) 872-3133.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           Tradestar Services, Inc.


Dated: October 13, 2005                    By: /s/ Frederick A. Huttner
                                             -----------------------
                                             Chief Financial Officer